UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2006

Wynn Resorts, Limited
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number including area code)

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             Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
            □ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
            □ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))
    □ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01	Other Events.

Wynn Resorts, Limited issued a press release on September 11, 2006 announcing the completion of the sale by Wynn Resorts (Macau), S.A., a subsidiary of Wynn Resorts, Limited, of its subconcession right in the Macau Special Administrative Region (“SAR”) of the People’s Republic of China to an affiliate of Publishing and Broadcasting Limited (“PBL”) for $900 million. The subconcession right permits the PBL affiliate to receive a subconcession from the Macau SAR to conduct gaming operations in the Macau SAR. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

	Exhibit Number	Description

	99.1	Press Release, dated September 11, 2006, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Date: September 11, 2006
	By:	/s/ John Strzemp
Name: John Strzemp Title: Chief Financial Officer